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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8-K/A
                                 Amended Report

                     PURSUANT TO SECTION 13 PR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 4, 2002

                        INTERUNION FINANCIAL CORPORATION

                        INTERUNION FINANCIAL CORPORATION
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                 0-28638               87-0520294
   -------------------------------------------------------------------------
    (State or other jurisdiction    (Commission File       (I.R.S. Employer
   incorporation or organization)       Number)          Identification No.)

            1232 N. OCEAN WAY PALM BEACH FL                     33480
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)

           (561) 845-2849                              (561) 844-0517
            ---------------------------------------------------------
           (Issuer's telephone number)     (Issuer's telcopier number)


ITEM 2 - DISPOSITION OF ASSETS

On December 20, 2001, InterUnion Financial Corporation ("InterUnion" or the "Company"), sold its 42.8% owned subsidiary and main asset, InterUnion Asset Management Limited ("IUAM"), to AMIC Canada Limited ("AMIC"), a wholly owned subsidiary of Asset Management Investment Cmopany, PLC, a corporation registered in England and Wales.

IUAM, based in Toronto, Canada, manages approximately C$1.5 billion for institutions and individuals. The Company had previously sold the controlling interest of IUAM to Working Ventures Fund of Canada ("Working Ventures") for C$10 million in March 1999.

AMIC paid C$10,550,000 in cash to the shareholders of IUAM: the Company and Working Ventures, and assumed the C$3,500,000 Convertible Preferred Debenture owed by IUAM to one of its investee companies. The Company received 75% of the pro-rata proceeds on December 20, 2001 and will receive the 25% remainder, which is held in escrow, pending the issuance of a certificate under Section 116 of the Income Tax Act (Canada).

While waiting for the issuance of a certificate by the Canada Customs and Revenue Agency, the Company has begun examining a number of opportunities which it will more fully consider over the next few months. Due to prevailing market conditions, the Company feels that it is prudent to take the time to make a decision in the best interest of the Company and its shareholders.

The shareholders of IUAM agreed to pay a C$300,000 commission to IUAM's President, Chief Executive Officer and Director, Selwyn Kletz, and to its Chief Financial Officer, Russell Lindsay.

The nominees of the Company on the Board of Directors of IUAM resigned on closing.

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In accordance with Regulation S-X, the Company is required to disclose the pro-forma consolidated balance sheet and the pro-forma consolidated statement of operations had this disposition been completed as at the beginning of fiscal 2001 as follows:

                        INTERUNION FINANCIAL CORPORATION
                      CONSOLIDATED PRO-FORMA BALANCE SHEET
                              As at March 31, 2001

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

                                                               Historical     Pro-forma        Pro-forma
                                                                balances     adjustments Note   balances
                                                             --------------  ----------- ----  ---------
                                ASSETS
CURRENT ASSETS:
 Cash and cash equivalents                                           7,356    2,051,721  (a)   2,059,077
 Receivables                                                             0      657,742  (a)     657,742
 Receivable from affiliates                                         54,792                        54,792
 Refundable income taxes                                             7,502                         7,502
 Prepaid expenses and other current assets                           5,400                         5,400
                                                             --------------                 -------------
 Total Current Assets                                               75,050                     2,784,513
                                                             --------------                 -------------

NON-CURRENT ASSETS:
 Notes receivable, non-current portion                             878,150                       878,150
 Investment in unconsolidated affiliates                         2,191,135  (2,191,135)  (a)           0
                                                             --------------                 -------------
 Total Non-Current Assets                                        3,069,285                       878,150
                                                             --------------                 -------------
      TOTAL ASSETS                                               3,144,335                     3,662,663
                                                             ==============                 =============

                               LIABILITIES
CURRENT LIABILITIES:
 Accounts payable and accrued liabilities                           89,130                        89,130
 Due to affiliates                                                   3,399                         3,399
 Note Payable, current portion                                      60,000                        60,000
                                                             --------------                 -------------
      Total Current  liabilities                                   152,529                       152,529

NON-CURRENT LIABILITIES:
NOTES PAYABLE, long term portion                                   227,193                       227,193
                                                             --------------                 -------------
      Total Liabilities                                            379,722                       379,722
                                                             --------------                 -------------

SHAREHOLDERS' EQUITY:
 Capital stock and additional paid-in capital                   10,616,293                    10,616,293
 Accumulated deficit                                           (7,851,680)      518,328  (a)  (7,333,352)
                                                             --------------                 -------------
 Total shareholders' equity                                      2,764,613                     3,282,941
                                                             --------------                 -------------
 Total Liabilities and Shareholder's Equity                      3,144,335                     3,662,663
                                                             ==============                 =============
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Adjustment to historical consolidated financial statements

(a) The net proceeds for the disposition of the interest in IUAM is $2,709,463, of which $2,051,721 was received in cash and the remainder is to be received pending the issuance of a certificate under Section 116 of the Canadian Income Tax Act certifying that no further tax is due.

The pro-forma consolidated balance sheets presented above have been prepared on the basis as though the interest in IUAM was disposed of as at the end of each of the period at the proceeds agreed upon on December 20, 2001.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERUNION FINANCIAL CORPORATION

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Date:    March 15, 2002                    By:      /s/ Georges Benarroch
         ---------------------------                -----------------------------------------
                                                    Georges Benarroch, President and Director
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